UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2014

Installed Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36307	45-3707650
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. employer identification number)

495 South High Street, Suite 50

Columbus, Ohio 43215

(Address of principal executive offices, including zip code)

(614) 221-3399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2014, Installed Building Products, Inc. (the “Company”) issued a press release reporting the financial results for the three and nine months ended September 30, 2014. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD.

Acquisition of Installed Building Solutions, LLC

On November 10, 2014, the Company issued a press release announcing the completion of its acquisition of Installed Building Solutions, LLC. A copy of the press release is furnished as Exhibit 99.2 to this report.

Investor Meetings

One or more representatives of the Company will meet with certain current and prospective investors during the fourth quarter of 2014. The materials used in connection with these meetings have been posted on the Company’s website under the Investor Relations section (http://investors.installedbuildingproducts.com/events.cfm).

The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 and Exhibit 99.2 shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Items.

Investors and others should note that the Company announces material financial information to investors using its website (www.installedbuildingproducts.com), SEC filings, press releases, public conference calls and webcasts. The Company expects to update investor presentations and similar materials on a regular basis and will continue to post such updates on its website each quarter. The Company encourages investors, the media and others interested in the Company to review the information it posts from time to time on its website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 12, 2014, announcing results for the three and nine months ended September 30, 2014

99.2	Press Release, dated November 10, 2014, announcing the acquisition of Installed Building Solutions, LLC

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 12, 2014, announcing results for the three and nine months ended September 30, 2014

99.2	Press Release, dated November 10, 2014, announcing the acquisition of Installed Building Solutions, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTALLED BUILDING PRODUCTS, INC.

Date: November 12, 2014	By:	/s/ Michael T. Miller

Executive Vice President and
Chief Financial Officer